UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 22, 2008
Date of Report (Date of earliest event reported)

MOLEX INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-7491 (Commission File Number)	36-2369491 (IRS Employer Identification No.)
2222 Wellington Court, Lisle, Illinois 60532
(Address and zip code of principal executive offices)
(630) 969-4550
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
          On April 22, 2008, Molex Incorporated issued a press release announcing its results of operations for the third quarter ended March 31, 2008, and held a web cast and a conference call to discuss earnings and current market conditions. A copy of the press release is being furnished as Exhibit 99.1, and a copy of the slides presented at the web cast and discussed in the conference call is being furnished as Exhibit 99.2 hereto and incorporated herein by reference.
          The information furnished under Item 2.02 and Item 9.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit 99.1	Press release of Molex Incorporated dated April 22, 2008

	Exhibit 99.2	Slides of Molex Incorporated dated April 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2008	MOLEX INCORPORATED
	By:	/s/ Ana G. Rodriguez
Ana G. Rodriguez
Vice President, Co-General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release of Molex Incorporated dated April 22, 2008

Exhibit 99.2	Slides of Molex Incorporated dated April 22, 2008

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